Nationwide Life Insurance Company: • Nationwide Variable Account - II

Prospectus supplement dated May 19, 2011 to
Prospectus dated May 1, 2011

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.	The share class of the following underlying mutual fund was listed as an available investment option under your contract:
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class III.  The correct share class of the underlying mutual fund is: Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class VI.

2.    Therefore, "Appendix A: Underlying Mutual Funds" is amended to replace Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class III with the following:

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class VI
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc.
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.
Designation: STTF